CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS [****], HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Exhibit 10.20

Deed of Adherence

To:	Pony AI Inc. Parties to the Series D SPA (as defined below)

From:	Morningside China TMT Fund IV Co-investment, L.P.

Date:	February 4, 2022

Dear Sirs,

Deed of Adherence

The undersigned hereby agrees and covenants with each of you pursuant to this deed of adherence (the “Deed of Adherence”) that the undersigned will abide by all the provisions of, and be entitled to all rights and obligations under, the Series D Preferred Share Purchase Agreement entered into by and among the Company and each of the parties named therein, dated as of December 23, 2021, as amended from time to time (the “Series D SPA”), as an Investor of the number and type of the Equity Securities of the Company set forth in Annex A attached hereto under the terms of the Series D SPA and a party to the Series D SPA.

The undersigned hereby confirms that the representations and warranties contained in Section 5 of the Series D SPA are true and correct as to the undersigned as an Investor under the Series D SPA as of the date hereof.

The notice information for the undersigned is as follows:

Address:	[************]
Telephone:	[************]
Fax:	[************]
E-mail:	[************]
Attention:	Stephanie, TANG

[signature page follows]

Annex A - Equity Securities to be Purchased

[************]

IN WITNESS WHEREOF this Deed of Adherence is executed and delivered as a deed on the date first above written.

SIGNED, SEALED, AND DELIVERED AS A DEED by	)
)
)
MORNINGSIDE CHINA TMT FUND IV CO-INVESTMENT, LP.,	)
a Cayman Islands exempted limited partnership	)
By:	)
MORNINGSIDE CHINA TMT GP IV, LP.,	)
)
a Cayman Islands exempted limited partnership,	)
By:	)
TMT GENERAL PARTNER LTD.,	)
a Cayman Islands exempted company,
its general partner
in on

/s/ Jill Marie Franklin
Jill Marie Franklin
Director/Authorised Signatory
)
in the presence of:

/s/ Geraldine VIALE
Signature of Witness

Name:	Geraldine VIALE

Address:	[************]

Occupation:	Admin Assistant

[Signature Page to Deed of Adherence]